SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 14, 1999


                              LEGACY SOFTWARE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28330               95-4561156
 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)          File Number)         Identification No.)


                     5757 West Century Boulevard, Suite 700
                          Los Angeles, California 90045
                    (Address of Principal Executive Offices)

                                 (310) 348-7266
                         (Registrant's Telephone Number)

                                      None
                           (Former Name of Registrant)
                                 5340 Alla Road
                          Los Angeles, California 90066
                 (Address of Former Principal Executive Offices)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On January 14, 1999, BDO Seidman, LLP ("Seidman") resigned as independent public accountants of Legacy Software, Inc., a Delaware corporation (the "Company"), and notified the Company that the client-auditor relationship between the Company and Seidman had ceased.

     Seidman audited the financial statements of the Company as of December 31, 1996 and December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and December 31, 1997 (collectively, the "Financial Statements"). Seidman's reports on the Financial Statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than the substantial doubt that the Company will continue as a going concern for the Fiscal Year Ended December 31, 1997.

     On March 12, 1998, Seidman stated that its opinion of the Company's Financial Statements for the Fiscal Year Ended December 31, 1997 was prepared assuming that the Company will continue as a going concern, and that there was substantial doubt as to the Company's ability to continue as a going concern. The basis for the substantial doubt as to the Company's ability to continue as a going concern was that the Company had never achieved operating profits, and, in addition, had negative working capital, minimal cash, significant indebtedness and liquidity problems.

     During the course of the relationship with Seidman, there were no disagreements with Seidman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Seidman, would have caused Seidman to make reference to the subject matter of the disagreement(s) in their reports.

     The Company has requested that Seidman deliver to the Company a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 21, 1999, is filed as Exhibit 16 with this Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 1999                            LEGACY SOFTWARE, INC.



                                            By: /s/ EUGENE A. ROSOV
                                                --------------------
                                                    Eugene A. Rosov
                                                    President

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                                  EXHIBIT INDEX

Exhibits
--------


16                Letter of BDO Seidman, LLP dated as of January 21, 1999.